EXHIBIT 10.1

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT; OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NEUROGEN CORPORATION
WARRANT TO PURCHASE OF SHARES OF  COMMON STOCK

WARRANT NO. [______]                                                                                                CUSIP NO. 64124E 114

Issuance Date: April 11, 2008
Expiration Date: April 11, 2013

THIS CERTIFIES THAT, for value received, [__________], or its permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Neurogen Corporation, a Delaware corporation (the “Company”), that number of shares of the common stock of the Company, par value $0.025 per share (the “Common Stock”), equal to 50% of the number of shares of Common Stock into which the total number of shares of Series A Exchangeable Preferred Stock (“Preferred Stock”) then held by the original Holder hereof is exchangeable, calculated as of the earliest to occur of (i) the date of the Stockholders Meeting at which the Proposals are approved by the Company’s stockholders and (ii) on the earlier of (A) the date of the exercise of this warrant (this “Warrant”) and (B) the one year anniversary of the Issuance Date, in the event that the Stockholders Meeting is held and the Proposals are not approved by the Company’s stockholders. This warrant (this “Warrant”) is one of a series of warrants of like tenor originally issued by the Company as of the Issuance Date set forth above pursuant to that certain Securities Purchase Agreement by and among the Company and the several purchasers named therein (including the original Holder), dated as of April 7, 2008 (the “Securities Purchase Agreement”).

1. CERTAIN DEFINITIONS. Capitalized but otherwise undefined terms used herein shall have the meanings set forth in the Securities Purchase Agreement. In addition, as used herein, the following terms shall have the following meanings:

(a) “Exercise Date” means the date on which this Warrant is exercised by delivery to the Company of the items described in Section 2.1(a) and (b) below.

(b) “Exercise Period” means the period commencing on the earlier of (i) the date the Stockholders Meeting is held and the vote of the stockholders on the Proposals has occurred and (ii) the one year anniversary of the Issuance Date and ending at 5:00 p.m., New York City time on the Expiration Date set forth above.

(c) “Exercise Price” means $2.30 per share, subject to adjustment pursuant to Section 4 below.

(d) “Trading Day” means: (i) any day on which the Common Stock is listed or quoted and traded on its primary trading market; (ii) if the Common Stock is not then listed or quoted and traded on any eligible market (meaning any of the NYSE, AMEX or NASDAQ), then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto); or (iii) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any business day.

(e) “Warrant Shares” means the shares of Common Stock issuable upon exercise of this Warrant.

2. EXERCISE OF WARRANT.

2.1 Subject to the limitations in Section 2.3 below, this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company:

(a)           A duly completed and executed Exercise Notice in the form attached hereto; and

(b)           Subject to the cashless exercise provisions set forth in Section 2.2 below, the aggregate Exercise Price of the Warrant Shares with respect to which this Warrant is being exercised, in lawful money of the United States, in cash, certified check or bank draft payable to the order of the Company (or as otherwise agreed to by the Company).

Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. If requested by the Company, the Holder agrees to provide this Warrant, or an affidavit of lost security, to the Company within a reasonable period after the delivery of the Exercise Notice. In such event, and upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three Trading Days thereafter, issue and deliver to the Holder a new Warrant or Warrants of like tenor, registered in the name of the Holder and exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.

2.2 Cashless Exercise. Notwithstanding the foregoing, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which case the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder;

                      Y = the total number of Warrant Shares with respect to which this Warrant is being exercised;

A = the Fair Market Value of one share of the Company’s Common Stock as of the Exercise Date; and

B = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of the above calculation, the “Fair Market Value” of one share of Common Stock shall mean: (i) the last reported sales price of such security on the NASDAQ Global Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) on the Trading Day prior to the Exercise Date; or (ii) if the NASDAQ Global Market is not the principal trading market for the shares of Common Stock, the last reported sales price of such security reported by Bloomberg on the principal trading market for the Common Stock on the Trading Day prior to the Exercise Date; or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg; or (iv) if Fair Market Value cannot be calculated as of such date on any of the foregoing bases, the Fair Market Value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.3 EXERCISE LIMITATIONS. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this Section 2.3 and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted hereunder, and nothing in this Warrant shall obligate the Company to determine the beneficial ownership of any Holder. This Section 2.3 shall not restrict the number of shares of Common Stock that a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 4. By written notice to the Company, the Holder may waive the provisions of this Section 2.3, but any such waiver will not be effective until the 61st day after such notice is delivered to the Company, nor will any such waiver affect any other Holder. This provision shall not apply to Holders who, together with their affiliates, as of the Issuance Date beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) in excess of 5.00% of the total number of issued and outstanding shares of Common Stock.

2.4 Delivery of Warrant Shares, etc.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue and deliver (or cause to be issued and delivered) to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, subject to the electronic delivery provisions set forth in the last sentence of this Section 2.4(a). Unless the Warrant Shares are not freely transferable without volume or manner of sale

(b) restrictions pursuant to Rule 144 under the Securities Act under the Securities Act or if the Warrant Shares may be sold pursuant to a Registration Statement filed under the Securities Act, such certificate(s) will be free of restrictive legends. The Holder, or any person permissibly designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares may be issued without restrictive legends, the Company shall use its commercially reasonable best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available.

(c) If by the close of the third Trading Day after delivery of a Exercise Notice, the Company fails to either:

(i) deliver to the Holder a certificate or certificates representing the required number of Warrant Shares, or

(ii) to effect electronic delivery of such Warrant Shares in the manner required pursuant to Section 2.4(a),

and if (in either case) after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s sole discretion, either: (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate; or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of: (A) such number of Warrant Shares; times (B) the closing bid price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(d) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Warrant Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant

3.2 will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.3 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. The Company will not increase the par value of the Common Stock in excess of the Exercise Price for the Warrant.

4. ADJUSTMENT OF EXERCISE PRICE AND SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time beginning on the day immediately following the date the Stockholders Meeting is held and the Company’s stockholders vote on the Proposals as set forth in this Section 4.

4.1 Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator or which is equal to the number of shares of Common Stock outstanding immediately before such event, and the denominator of which is equal to the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

4.2 Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration: (i) evidences of its indebtedness; (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph); (iii) rights or warrants to subscribe for or purchase any security; or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

4.3 Fundamental Transactions.

4.4 If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another person, in which the shareholders of the Company as of immediately prior to the transaction own less than a majority of the outstanding stock of the surviving entity; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph 4.3 shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.

(a) Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any successor entity shall pay at the Holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the Fundamental Transaction, and in lieu of any Alternate Consideration, an amount of cash equal to the value of this Warrant as determined in accordance with the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg using (i) a price per share of Common Stock equal to the fair market value of the Common Stock for the Business Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate equal to the 30 day LIBOR rate on the day immediately prior to the public announcement of such transaction, (iii) an expected volatility equal to 100% and (iv) a remaining option time equal to the time between the date of the public announcement of such transaction and the Expiration Date.  For the avoidance of doubt, in the event the Holder exercises its right to receive the consideration set forth in this Section 4.3(b), this Warrant shall terminate and be of no further force and effect upon such Holder’s receipt of such consideration.

4.5 Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 4.1, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

4.6 Calculations. All calculations under this Section 4 shall be made to the nearest 1/10th of one cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

4.7 Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price, the adjusted number or type of Warrant Shares and the Distributed Property or Alternate Consideration issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

4.8 Notice of Corporate Events. If, while this Warrant is outstanding, the Company: (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary; (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction; or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 10 Trading Days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all reasonable steps to give Holder the practical opportunity to exercise this Warrant prior to such time; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current Fair Market Value of a Warrant Share by such fraction.

6. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

7. REGISTRATION AND TRANSFER.

7.1 The Company or its duly appointed agent (the “Warrant Agent”) shall register this Warrant, upon records to be maintained by the Company or the Warrant Agent for that purpose (the “Warrant Register”), in the name of the record Holder of this Warrant (which shall include the initial Holder and, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder).  The Company may deem and treat the registered Holder of

7.2 this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

7.3 Subject to the transfer restrictions set forth in Section 6.1 of the Securities Purchase Agreement and compliance with all applicable securities laws, the Company or the Warrant Agent shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon: (i) surrender of this Warrant, with the Assignment Form attached hereto duly completed and signed; and (ii) if requested by the Company: (x) delivery of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws; and (y) delivery of a written statement by the transferee certifying that such transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act, to the Company; provided that the Company agrees that no such opinion of counsel shall be required in connection with a transaction pursuant to Rule 144 of the Securities Act. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Holder of a Warrant.

8.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

9. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Securities Purchase Agreement or on the Warrant Register, or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

10. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

11. SPECIFIC PERFORMANCE. The Company hereby declares that it is impossible to measure, in money, the damages that will accrue to the Holder by reason of the failure of the Company to perform any of its obligations set forth in this Agreement.  The Holder shall have the right to specific performance of such obligations, and if the Holder shall institute any action or proceeding to enforce the provisions hereof, the Company hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

12. AMENDMENTS; WAIVERS. This Warrant may not be amended or modified except pursuant to an instrument in writing signed by the Company and the Holder.  No waiver of any term, provision or condition of this Warrant, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a future or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Warrant.

13. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York. The Holder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby. The Holder irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Warrant in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of [date].

Neurogen Corporation

By:
Name:                      Stephen R. Davis
Title:                      President and Chief Executive Officer

Address:                      Neurogen Corporation
35 NE Industrial Road
Branford, CT 06405
Fax:
Attn: Chief Executive Officer

EXERCISE NOTICE

TO: NEUROGEN CORPORATION

Ladies and Gentlemen:

(1)           The undersigned is the Holder of warrant No._____ (the “Warrant”) issued by NEUROGEN CORPORATION, a Delaware corporation (the “Company”), which Warrant is exercisable for up to ______________ shares of the Company’s common stock, par value $0.025.  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises the Warrant with respect to __________ Warrant Shares (before giving effect to the cashless exercise provisions in Section 2.2 of the Warrant, if applicable).

(3)           The Holder intends that payment of the Exercise Price shall be made as (check one):

            Cash exercise

            Cashless exercise under Section 2.2 of the Warrant

(4)           If the Holder has elected a cash exercise, then the Holder shall pay the sum of $_____________ in cash, and the Company shall deliver to the Holder _____________ Warrant Shares, in each case in accordance with the terms of the Warrant.

(5)           If the Holder has elected a cashless exercise, then Company shall deliver to the Holder _____________ Warrant Shares calculated in accordance with Section 2.2 of the Warrant, based on a Fair Market Value of $_______.

(6)           If the Holder has elected a cash exercise, the Holder hereby certifies that such Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Dated:_______________, _____

Name of Holder:

By:

Name:

Title:

ASSIGNMENT FORM

To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the attached Warrant and all rights evidenced thereby are hereby assigned to:

Transferee Name:

Transferee Address:

In connection with this assignment, the undersigned Transferor hereby represents, warrants, covenants and agrees to and with the Company that:

(a)           the assignment of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)           the undersigned Transferor has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)           the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States; provided that no such opinion of counsel shall be required in connection with a transaction pursuant to Rule 144 of the Securities Act.

Dated:

Holder/Transferor Name:

Holder/Transferor Address:

Holder/Transferor Signature:

By:
Printed Name:Title:

NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. OFFICERS OF CORPORATIONS AND THOSE ACTING IN A FIDUCIARY OR OTHER REPRESENTATIVE CAPACITY SHOULD DELIVER PROPER EVIDENCE OF AUTHORITY TO ASSIGN THE FOREGOING WARRANT.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.